--------------------                                   -------------------------
CUSIP NO.  30063P105                    13G                PAGE  14  OF  16
           ---------                                            ----    ----
--------------------                                   -------------------------


                                    EXHIBIT 1

                                    AGREEMENT

     Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of stock of Exact Sciences Corporation.

     EXECUTED this 14th day of February, 2002.


                                     ONE LIBERTY FUND III, L.P.

                                     By:  OneLiberty Partners III, L.P.,
                                          its General Partner

                                     By:  /s/ Edwin M. Kania, Jr.
                                          -------------------------
                                          Edwin M. Kania, Jr.
                                          General Partner


                                     ONELIBERTY PARTNERS III, L.P.


                                     By:  /s/ Edwin M. Kania, Jr.
                                          -------------------------
                                          Edwin M. Kania, Jr.
                                          General Partner


                                     ONELIBERTY FUND IV, L.P.

                                     By:  OneLiberty Partners IV, LLC,
                                          its General Partner

                                     By:  /s/ Edwin M. Kania, Jr.
                                          -------------------------
                                          Edwin M. Kania, Jr.
                                          Managing Member


                                     ONELIBERTY ADVISORS FUND IV, L.P.

                                     By:  OneLiberty Partners IV, LLC,
                                          its General Partner

                                     By:  /s/ Edwin M. Kania, Jr.
                                          -------------------------
                                          Edwin M. Kania, Jr.
                                          Managing Member

--------------------                                   -------------------------
CUSIP NO.  30063P105                    13G                PAGE  15  OF  16
           ---------                                            ----    ----
--------------------                                   -------------------------



                                      ONELIBERTY PARTNERS IV, LLC


                                      By:  /s/ Edwin M. Kania, Jr.
                                         ------------------------------------
                                           Edwin M. Kania, Jr.
                                           Managing Member



                                      /s/ Edwin M. Kania, Jr.
                                      ---------------------------------------
                                      Edwin M. Kania, Jr.



                                      /s/ Stephen J. Ricci
                                      ---------------------------------------
                                      Stephen J. Ricci